Exhibit 32.2

Certification Pursuant to

U.S.C. Section 1350,

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Amendment No. 2 to the Annual Report of Devcon International Corp. (the “Company”) on Form 10-K for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark McIntosh, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 29, 2008

/s/ Mark McIntosh
Mark McIntosh
Chief Financial Officer
(Principal Financial and Accounting Officer)